MabVax therapeutics

Differentiated Immuno-Oncology Company

OTCQB: MBVX

Corporate Presentation

May 2015



Disclaimer

Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this memorandum such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

Investment Highlights

Complementary Immuno-Oncology Technologies	♦ Antibody discovery platform with >100 fully-human antibody leads – Novel human antibodies discovered from blood samples of vaccinated patients ♦ Cancer vaccine program supported by multiple NIH grants – In-licensed portfolio from Memorial Sloan-Kettering Cancer Center
Substantial Near-Term Clinical Pipeline	♦ Lead antibody 5B1: two INDs for Phase 1 trials late 2015 – Therapeutic and companion diagnostic products targeting metastatic pancreatic cancer ♦ Sarcoma vaccine in Phase 2 with 2016 Overall Survival (OS) readout ♦ Ovarian cancer vaccine in Phase 2 with 2016 OS readout ♦ Neuroblastoma vaccine Phase 2 IND to be filed 2H2015
Efficient Productive Well Managed	♦ Capital efficient development model ♦ Experienced management and revitalized board with significant public company experience ♦ Raised $40mm in Private/Public money, including $6mm in NIH grants

MabVax therapeutics

Management Team and Board of Directors

Management

J. David Hansen Founder, President & CEO Board Member	MabVax, Avanir, Xenerex Biosciences, Dura, Schering-Plough, Key, BMS
Philip Livingston, M.D. Founder & Chief Science Officer	Memorial Sloan Kettering Cancer Center
Gregory Hanson Chief Financial Officer	Avanir, First Cornerstone, Brinson Patrick Securities, Mast Therapeutics, Xxsys Technologies, L-3 Communications
Wolfgang Scholz, Ph.D. Founder & Vice President Antibody Discovery	Avanir, Xenerex Biosciences, Tanabe Research Laboratories USA, Desmos, Scripps Research Institute
Paul Maffuid, Ph.D. Vice President Product Development & Operations	AAIPharma Services, Biopharmalogics, Arena Pharmaceuticals, Amylin, Magellan Labs, Cabrillo Labs, Glaxo Research Institute

Board of Directors

Ken Cohen	Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics, Canji
Robert Hoffman	Senior VP Finance & CFO of Arena Pharmaceuticals, CFO Polaris Group, Member FASB Advisory Committee
Jeffery Ravetch, M.D., Ph.D	Rockefeller University, National Academy of Sciences and Institute of Medicine, Academy of Arts and Sciences and the American Association for Advancement of Science
Paul Maier	Former CFO Seqenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals
Thomas C. Varvaro	CFO of ChromaDex, Fast Heat, Leaf Bakery
Philip Livingston, M.D.	Corporate Officer
J. David Hansen	Corporate Officer

MabVax therapeutics

Capital Efficient Business Model

- Operate as virtual company in all areas but discovery
- Internal focus is on discovery and early development where resource requirements are less intensive
- External focus is on partnering products at early proof of concept, secure additional capital and drive increasing corporate valuation
- Significant NIH funding for both antibody and vaccine programs
- No discovery or early development costs for vaccine program
- Preclinical antibody pipeline robust enough to support early partnering of first assets

MabVax therapeutics

Robust Pipeline with Multiple Near-Term Milestones

Antibody Program

Program	Indication	Partner	Pre-IND	Phase 1	Phase 2	Phase 3
HuMab 5B1-Therapeutic	Metastatic Pancreatic & Colon	NIH, MSKCC, Patheon				
HuMab 5B1- PET imaging	Metastatic Pancreatic & Colon	NIH, MSKCC, Patheon				
HuMab-ADC	Metastatic Pancreatic	Heidelberg Pharma				
1B7/31F9	Saroma & Neuroblastoma	MSKCC				

Vaccine Program

Trivalent vaccine	Sarcoma	MSKCC, NCI				
Pentavalent Vaccine	Ovarian Cancer	MSKCC, NCI, GOG				
Bivalent Vaccine	Neuroblastoma	MSKCC, NANT, NCI				
Multiple	Melanoma, breast, SCLC,					

MabVax therapeutics

Antibody Program

Discovering fully-human antibodies from the immune responses of vaccinated cancer patients



Antibody Discovery Technology Leverages Immune Response From Many Vaccinated Patients


Vaccine
Delivered to Multiple Patients (Range 7 to 68)
Each Patient Immune System Generates Response to Vaccine
Best Antibodies Identified
Best Antibody Cloned & Expressed As Monoclonal
Patient Receives Fully-Human Best Antibody As Monoclonal

- Repeatedly vaccinate to drive and achieve a specific antibody response
- Take full advantage of unique characteristics of human immune system to produce highly useful and protective antibodies
- From patient blood samples, our experienced team can rapidly identify neutralizing target specific human antibodies
- Fully-human antibodies have natural advantages; minimize side effects, cross reactivity and immunogenicity
- Created a discovery library of >100 fully-human antibody leads
- Lead antibody discovery entering clinical trials in 2015

MabVax therapeutics

Validated Antigen Targets Expressed On Solid Tumor Cancers

- **Capturing the immune response from vaccinated patients overcomes limitations of carbohydrate targets**
  - Antigens expressed at very high copy numbers (1 million+ per cell)
  - Carbohydrate antigens poorly expressed on normal tissues
  - Repeated vaccinations drive immune response resulting in antibodies of high specificity and affinity
  - Fully human antibodies confer significant advantages regarding toxicity and immunogenicity

Table 3 | **Expression profiles of tumour-associated carbohydrate antigens on malignant tissues**

Tumour	Tumour-associated carbohydrate antigens*													
	sLe^a	Le^a	sLe^x	Le^x	sTn	Tn	TF	Le^y	Globo H	PSA	GD2	GD3	Fucosyl GM1	GM2
B-cell lymphoma	ND	ND	ND	ND	ND	ND	ND	ND	ND	ND	✓	ND	ND	✓
Breast	ND	ND	✓	ND	✓	✓	✓	✓	✓	ND	ND	ND	ND	✓
Colon	ND	ND	✓	ND	✓	ND	✓	✓	ND	ND	ND	ND	ND	✓
Lung	✓	ND	ND	ND	✓	ND	ND	✓	✓	ND	ND	ND	ND	✓
Melanoma	ND	ND	ND	ND	ND	ND	ND	ND	ND	ND	✓	✓	ND	✓
Neuroblastoma	ND	ND	ND	ND	ND	ND	ND	ND	ND	✓	✓	✓	ND	✓
Ovary	ND	ND	ND	ND	✓	ND	✓	✓	✓	ND	ND	ND	ND	✓
Prostate	ND	ND	ND	ND	✓	✓	✓	✓	ND	ND	ND	ND	ND	✓
Sarcoma	ND	ND	ND	ND	ND	ND	ND	ND	ND	ND	✓	✓	ND	✓
Small cell lung	ND	ND	✓	ND	ND	ND	ND	ND	✓	✓	ND	ND	✓	✓
Stomach	ND	✓	✓	✓	✓	✓	✓	✓	✓	ND	ND	ND	ND	✓

Globo H, globohexaosylceramide; Le, Lewis; ND, not detected at given threshold; PSA, polysialic acid; s, sialyl; TF, Thomsen–Friedenreich; Tn, 2-6-α-N-acetyl-galactosaminyl. *Antigens present on at least 50% of cancer cells in at least 60% of biopsy specimens based on REFS 191,192.

Astronomo, R.D. and D.R. Burton, *Carbohydrate vaccines: developing sweet solutions to sticky situations?* Nat Rev Drug Discov, 2010. 9(4): p. 308-24.

MabVax therapeutics

Lead Antibody Program Meets Significant Need In Metastatic Pancreatic and Colon Cancer



1. Ben-David T, Sagi-Assif O, Meshel T, et al. Immunol Lett 2008; 116: 218-24.20,
2. Personal communication with lead investigator at MSKCC

- HuMab 5B1 target is overexpressed in pancreatic and colon cancer
  - Target is the most extensively studied and clinically useful biomarker for pancreatic cancer
  - Only currently validated assay approved by FDA
  - High copy numbers on cancer cell membrane makes an attractive molecular target
  - Target facilitates tumor proliferation, invasion, and metastatic spread[1]
  - Increased expression correlated to poor survival[1]
  - Start Phase I clinical trial in 2015
- HuMab 5B1 derived from a patient vaccinated with MabVax's vaccine
  - Seven Stage IV patients vaccinated in 4Q08 and six are still alive (median: 197 weeks post vaccination)
  - Patient from whom derived the HuMab 5B1 antibody remains disease free at 5+ years[2]
  - Start Phase I clinical trial in 2015

MabVax therapeutics

HuMab 5B1 Clinical Candidate Selection Summary

- HuMab 5B1-T1: Lead 5B1 Program Therapeutic Antibody
  - ✓ Binds to target on cancer cells with high specificity and affinity
  - ✓ Does not cross-react with related carbohydrates
  - ✓ Potent cancer cell killing
  - ✓ Efficacy in pancreatic, colon, small cell lung cancer animal models
  - ✓ Active as antibody drug conjugate
  - ✓ Acceptable profile in acute and repeat dose toxicology model
- ^{89}Zr-HuMab 5B1: Lead 5B1 Program Diagnostic Antibody
  - ✓ ^{89}Zr-5B1 selected based on superior PET imaging seen established in animal models

Conclusion: Antibody candidate demonstrates potential utility as a therapeutic agent, a PET imaging diagnostic, and as an antibody drug conjugate

MabVax therapeutics

HuMab 5B1-PET Improves Imaging Compared To Standard Agent In Use Today

Mice ortho-topically transplanted with BxPC3-luc pancreatic tumor xenografts


H
B
T
0
15
%ID/g

The co-registration of FDG-PET and computed tomography (CT) (left) and planar sections of FDG-PET only (right) displayed minimal tumor detection of the tracer with a high uptake in highly metabolic tissues


T
0
45
%ID/g

Acquired ^{89}Zr radiolabed-5B1 antibody (^{89}Zr-5B1) PET image of the same mouse co-registered with CT exhibited exceptional tumor detection of the BxPC3-luc tumor xenografts.

Journal of Nuclear Medicine (Nov. 2013)


JNM
The Journal of
NUCLEAR MEDICINE

Received $1.75 Million NIH Contract for Development of Imaging Product

MabVax therapeutics

$1 Billion Market Opportunity For New Metastatic Pancreatic And Colon Cancer Treatment

Critical Unmet Medical Need: Metastatic Pancreatic and Colon Cancer

- Extremely poor 5-Year survival rate for metastatic pancreatic and colon cancer
- Significant need for improved imaging agents to diagnosis, stage, and assess impacts of treatment of pancreatic cancer

Potential Patient Population


Colon/Rectal Initial Metastatic
Pancreatic Initial Metastatic
Colon/Rectal Subsequent Metastatic
Colon Rectal Not Metastatic
Pancreatic Not Metastatic
16,945
23,270
56,480
Total 96,695

All incidence and survival date from National Cancer Institutes SEER data

Significant Number of New Patients Means Significant Market Opportunity

- Relevant patient population exceeds 96,000 new patients per year in the U.S. alone
- $1B Annual Market Opportunity
- Potential utility in small cell lung and and breast cancers

MabVax therapeutics

MabVax – Juno – MSKCC CAR T-cell Agreement

- Scientific founders of Juno Therapeutics (Nasdaq: JUNO) and researchers at MSKCC working on CAR T-cell therapy for solid tumors
- Requested use of variable binding domains from antibody sequences discovered by MabVax as targeting mechanism for new CAR constructs
- MabVax jointly owns (including patent rights) these new inventions with MSKCC
- License agreement between MSKCC and Juno required additional agreement between MabVax and Juno
- Juno has optioned right to license CAR T-cell therapies incorporating MabVax targeting sequences in exchange for milestones and royalties paid to MabVax as well as MSKCC

Therapeutic Vaccine Program

Vaccinating patients to elicit a protective antibody response aimed at killing residual disease



Sarcoma Vaccine POC Phase II Results Due 1H2016

- **Medical Management Of Recurrent Disease**
  - 5,290 deaths per year in the U.S.
  - Recurrence rates up to 50%
  - Current therapies ineffective at preventing recurrence
- **Clinical Program Status**
  - Randomized, multicenter, double-blind Phase II trial of 136 patients at 13 sites
  - Fully enrolled with all patients fully vaccinated
  - Monitoring for overall survival
  - Statistically powered to show a 50% improvement in PFS and OS
- **Commercial Opportunity**
  - Good economics: single vaccine for all patients allows cost efficient manufacturing from non-recombinant components
  - Limited competitors in adjuvant market aimed at prolonging PFS and OS
  - Market opportunity in the U.S. is ~$200mm to ~$300mm in annual sales


Sarcoma Incidence And Prevalence
13,230
100,000
Surviving Patients
New Cases

All incidence and survival date from National Cancer Institutes SEER data

Ovarian Vaccine POC Phase II Results Due 1H2016

- **Medical Management Of Recurrent Disease**
  - 13,850 deaths per year in the U.S.
  - Recurrence rate is 70% and 5-year survival is 40%
  - Current therapies ineffective at preventing recurrence
- **Clinical Program Status**
  - Completely NCI funded and managed by GOG
  - Randomized, multicenter, double-blind Phase II trial of 164 patients initiated in July 2010 at 20+ sites
  - Fully enrolled and all patients vaccinated
  - Monitoring for overall survival
  - Statistically powered to show a 50% improvement in PFS and OS
- **Commercial Opportunity**
  - Good economics: single vaccine for all patients allows cost efficient manufacturing from non-recombinant components
  - Limited competitors in adjuvant market aimed at prolonging PFS and OS
  - Market opportunity in the U.S. is ~$200mm to ~$400mm in annual sales


Ovarian Cancer Incidence and Prevalence
21,880
174,000
Surviving Patients
New Cases

All incidence and survival date from National Cancer Institutes SEER data

Neuroblastoma: Childhood Cancer Vaccine Program IND 2H2015

- **Difficult disease**
  - Second leading cause of cancer death in children
  - Standard of care results which have relapse rate of 40% to 60% in 12 months and therapies have significant toxicities
  - ≈700 new cases per year US
- **Favorable Results From Phase 1 Clinical Trial**
  - Patients with high-risk NB in second (or later) complete, very good partial, or partial remission
  - Phase 1 results: 12 of 15 remain free of disease and all are alive at 29 to 40 months
  - Treatment well tolerated
- **Transition to Phase 2 Clinical Trial**
  - NIH SBIR Phase 1 grant for manufacturing Phase II clinical material awarded
  - Draft Protocol reviewed and accepted by NANT Scientific Review Committee
  - Orphan Drug status granted by FDA in 2014
  - Single study approval possible
  - Launch Phase II study 2H2015

Clin Cancer Res 2014;20:1375-1382. Published February 11, 2014.

Robust Intellectual Property

- **20 issued vaccine patents in the United States and 41 in ROW**
  - Issued patents covering monovalent vaccines, methods of manufacture, methods of use
- **8 applications pending: 2 in the United States and 6 in ROW**
  - Covering proprietary antibody discovery program and lead development candidates
  - Covering combinations of monovalent vaccines in areas of small cell, breast, and ovarian cancer
- **Orphan drug designation available for vaccine and antibody products**
  - Received U.S. FDA ODD in Sept 2014 for neuroblastoma vaccine

Milestones

Product	2015	2016	2017	2018
HuMab 5B1-Therapeutic	♦ Complete IND enabling toxicology ♦ GMP manufacture for P1 ♦ File IND ♦ Start PIa	♦ Complete PIa ♦ Start PIb ♦ Initiate partnering efforts	♦ Complete PIb ♦ End of PI meeting with FDA	
HuMab 5B1-PET Imaging	♦ Complete GLP toxicology ♦ GMP manufacture for P1 ♦ File IND ♦ Start PIa	♦ Complete dosimetry PIa ♦ Start PIb ♦ Initiate partnering efforts	♦ Complete PIb ♦ End of PI meeting with FDA ♦ GMP manufacture for PII ♦ Start PII	
HuMab5B1 - ADC	♦ Optimize antibody linker ♦ Preclinical testing	♦ Complete preclinical	♦ GMP manufacture ♦ GLP toxicology ♦ File IND ♦ Start PI	♦ Complete PI ♦ End of PI meeting with FDA ♦ Initiate partnering effort
HuMab 1B7/31F9	♦ Complete preclinical evaluation	♦ GLP toxicology ♦ GMP manufacture ♦ File IND ♦ Start PI	♦ Complete PI ♦ End of PI meeting with FDA ♦ Initiate partnering efforts	
Sarcoma Vaccine Program	♦ Monitor patients for overall survival	♦ Analyze trial results for survival ♦ Initiate partnering discussions		
Ovarian Vaccine Program	♦ Monitor patients for overall survival	♦ Analyze trial results for survival ♦ Initiate partnering discussions		
Neuroblastoma Vaccine Program	♦ GMP manufacture ♦ Pre-IND meeting with FDA ♦ File IND	♦ Start PII ♦ Interim results	♦ Continue PII	♦ Report primary results of PII ♦ Submit NDA

MabVax therapeutics

Differentiated Cancer Immunotherapy Company With Near-Term Milestones

- MabVax: Cost-effective discovery and early development of multiple novel products with significant commercial potential
- Advancing two unique and complementary oncology-focused immunotherapies
  - Fully-human antibody program delivers early results in ~12 months for diagnostic and therapeutic products (end of 2015)
  - Cancer vaccine program backed by NIH funding delivers results in 14 months
- Robust pipeline allows early stage partnering of first programs for early return
- Experienced management and board with significant public company experience

MabVax Therapeutics Holdings, Inc. OTCQB: MBVX

MabVax therapeutics

Investment Highlights

Complementary Immuno-Oncology Technologies	♦ Antibody discovery platform with >100 fully-human antibody leads – Novel human antibodies discovered from blood samples of vaccinated patients ♦ Cancer vaccine program supported by multiple NIH grants – In-licensed portfolio from Memorial Sloan-Kettering Cancer Center
Substantial Near-Term Clinical Pipeline	♦ Lead antibody 5B1: two INDs for Phase 1 trials late 2015 – Therapeutic and companion diagnostic products targeting metastatic pancreatic cancer ♦ Sarcoma vaccine in Phase 2 with 2016 Overall Survival (OS) readout ♦ Ovarian cancer vaccine in Phase 2 with 2016 OS readout ♦ Neuroblastoma vaccine Phase 2 IND to be filed 2H2015
Efficient Productive Well Managed	♦ Capital efficient development model ♦ Experienced management and revitalized board with significant public company experience ♦ Raised $40mm in Private/Public money, including $6mm in NIH grants

MabVax therapeutics

A Cancer Immunotherapy Company

Harnessing the Human Immune System To Diagnose and Treat Cancer

Company Contacts

David Hansen
President and CEO
dhansen@mabvax.com
858-259-9405 x 301

Gregory Hanson
Chief Financial Officer
gregoryhanson@mabvax.com
858-259-9405 x 303

Current Capitalization Table

MabVax Therapeutics Holdings, Inc. Cap Table

	Public Information: Form 10Q Balance Sheet 3/31/15	Public Information: Form 10Q Subsequent Events through 5/13/15	Current Status 5/19/15
Stockholder Shares Outstanding			
Common stock	12,525,515	23,276,096	23,652,296
Series D preferred stock - plain vanilla	238,156	217,613	213,851
Series E preferred stock subsequent event April 10, 2015 - plain vanilla	-	33,333	33,333
Common stock equivalents			
Common stock	12,525,515	23,276,096	23,652,296
Series D preferred stock - plain vanilla	23,815,600	21,761,300	21,385,100
Series E preferred stock subsequent event April 10, 2015 - plain vanilla	-	3,333,300	3,333,300
Total	36,341,115	48,370,696	48,370,696
30-month Series D warrants to purchase common stock at $1.50 a share (no price protection)	7,809,667	5,959,668	5,959,668
The following shares of common stock have price protection below $0.75 a share until the earlier to occur of uplisting to a national exchange, raising at least $10 million, or 2 years from date of the private placement	6,661,000	15,619,301	15,619,301

MabVax therapeutics